UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 20, 2014

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The 2014 Annual Meeting of Shareholders of The Phoenix Companies, Inc. is being held on November 20, 2014. The slides for the meeting are attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

The following exhibit is furnished herewith:

 99.1    Annual Meeting of Shareholders Slides dated November 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: November 20, 2014	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President, Chief Financial Officer